Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

The information contained in the attached materials
(the 'Information') may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the 'Statement Regarding Assumptions and Other Information,' please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate assets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear, Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (c) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns, and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear, Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear, Stearns.

ISSUER:                      Master Financial Asset Securitization Trust 1998-1

DEPOSITOR:                   Bear Stearns Asset Backed Securities, Inc.

SERVICER AND TRANSFEROR:     Master Financial, Inc.

LEAD UNDERWRITER:            Bear, Stearns & Co. Inc.

CO-UNDERWRITERS:             PaineWebber Incorporated
(other than the              Residential Funding Securities Corporation
Class A-7 Certificates)

UNDERWRITER OF CLASS A-7
CERTIFICATES:                Bear, Stearns & Co. Inc.

INDENTURE TRUSTEE :          The Bank of New York

OWNER TRUSTEE:               Wilmington Trust Company

OFFERED SECURITIES:          The Trust will issue eight classes of Asset Backed
                             Notes (namely, the Class A-1, Class A-2, Class A-3,
                             Class A-4, Class A-5, and Class A-6 (the "Senior
                             Notes"); and the Class M-1 and Class M-2 Notes (the
                             "Mezzanine Notes" and, together with the Senior
                             Notes, the "Notes")); and three classes of Asset
                             Backed Certificates (namely, the Class A-7
                             Certificates, the Class B-1 Certificates and the
                             Class B-2 Certificates, collectively the
                             "Certificates") as set forth below. Neither the Class B-2 Certificates nor the Residual Interest are being offered hereby.

     ----------------------- --------------- ------------ ------------- ------------- ------------ -------------------
                                                 AVERAGE
                                   ORIGINAL      LIFE TO     PRINCIPAL     PRINCIPAL     MATURITY            EXPECTED
     OFFERED                      PRINCIPAL         CALL       LOCKOUT        WINDOW         DATE             RATINGS
     SECURITIES                     BALANCE      (YEARS)      (MONTHS)      (MONTHS)      (YEARS)         (S&P/FITCH)
     ----------------------- --------------- ------------ ------------- ------------- ------------ -------------------
     Class A-1 Notes            $56,540,000         0.75          none            16      4/20/07             AAA/AAA
     Class A-2 Notes            $55,430,000         2.00            15            17      7/20/11             AAA/AAA
     Class A-3 Notes            $21,410,000         3.00            31             8     10/20/12             AAA/AAA
     Class A-4 Notes            $36,980,000         4.00            38            29      3/20/16             AAA/AAA
     Class A-5 Notes            $11,690,000         7.00            66            38     12/20/19             AAA/AAA
     Class A-6 Notes            $13,385,000        11.06           103            41      4/20/29             AAA/AAA
     Class A-7 Certificates     $         0         N/A            N/A           N/A      8/20/00            AAAr/AAA
     Class M-1 Notes            $41,662,500         8.25            50            94      4/20/29               AA/AA
     Class M-2 Notes            $21,210,000         8.25            50            94      4/20/29                 A/A
     Class B-1 Certificates     $30,300,000         8.25            50            94      4/20/29            BBB-/BBB
     ----------------------- --------------- ------------ ------------- ------------- ------------ -------------------


NOTIONAL PRINCIPAL AMOUNT:   Interest will be calculated on the Class A-7
                             Certificates on each Payment Date on the basis of a "Notional Principal Amount" equal to, for the first
                             30 Payment Dates, the outstanding Class A-6 Note
                             Principal Balance, or initially [$13,385,000], as of the first day of the related due periods and, thereafter, zero. Reference to the Notional
                             Principal Amount of the Class A-7 Certificates is solely for convenience on certain calculations and does not represent the right to receive any distribution allocable to principal.

OFFERING:                    The Notes, the Class A-7 Certificates and the Class
                             B-1 Certificates will be issued publicly from a shelf registration.

FORM OF REGISTRATION:        Book-Entry form, same day funds through DTC.

PREPAYMENT PRICING
SPEED ASSUMPTION:            2% CPR, increasing to 15% CPR over 15 months

CUT-OFF DATE:                As of February 1, 1998

SETTLEMENT DATE:             On or about February ___, 1998

PAYMENT DATE:                The 20th day of each month (or the next succeeding
                             business day), commencing March 20, 1998.

PAYMENT DELAY:               With the exception of the Class A-1 Notes, 19 days.
                             With respect to the Class A-1 Notes, 0 days.

NOTE INTEREST RATE:          With the exception of the Class A-1 Notes, interest
                             will accrue on the Notes at a fixed rate during the month prior to the month of the related Payment
                             Date on a 30/360-day basis.

                             The Interest Rate applicable to each class of Notes outstanding will increase by 0.50% for due periods beginning after the Optional Termination Date.

                             With respect to any Payment Date, the Class A-1 Notes will be entitled to interest accrued from and including the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Note Interest Rate on the aggregate principal balance of the Class A-1 Notes on an actual/360-day basis.

NOTE INTEREST RATE (CONT.):  The "Class A-1 Note Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0._% per annum and (y) the weighted average of the Home Loan Rate, less 1.2575% per annum (the rate described in this clause (y), the "Available Funds Cap").

CLASS B-1 CERTIFICATE
PASS-THROUGH RATE:           The Class B-1 Certificates will accrue at a fixed
                             rate of [_.__]% per annum, payable on a 30/360 day basis. The Interest Rate applicable to the Class
                             B-1 Certificates will increase by 0.50% for due periods beginning after the Optional Termination
                             Date.

CLASS A-7 CERTIFICATE
PASS-THROUGH RATE:           The Class A-7 Certificates will accrue at a fixed
                             rate of [_.__]% per annum, payable on a 30/360 day basis.

ASSETS OF THE TRUST:         The assets of the Trust will primarily consist of a
                             pool of home loans (the "Home Loans") the proceeds of which will be used primarily for debt consolidation and/or home improvements. The Home
                             Loans will be secured by mortgages, deeds of trust or other similar security instruments (the
                             "Mortgages"). Substantially all of the Home Loans will have a combined loan-to-value in excess of 100%.

CREDIT ENHANCEMENT:          Credit enhancement with respect to the Notes and
                             Certificates will be provided by (1) excess spread,
                             (2) overcollateralization, and (3) the
                             subordination described below.

                             Excess Spread. The weighted average Home Loan Rate is generally expected to be higher than the sum of
                             (a) the servicing fee and (b) the weighted average
                             note interest rate on the Notes and pass through rate on the Certificates, thus generating excess spread collections which will be available to fund payments or distributions on the Notes and Certificates. This excess spread generated for each period on the related Payment Date is the excess spread available for such Payment Date.

                             Overcollateralization: Excess spread will be applied, to the extent available, first to reduce the initial 1% undercollateralization and second to make accelerated payments or distributions of principal to the class or classes then entitled to receive payments or distributions of principal; such application will cause the aggregate principal balance of the Notes and Certificates to amortize more rapidly than the Home Loans, resulting in overcollateralization. Prior to the overcollateralization step down date, the "Required Overcollateralization Amount" is expected to equal the greater of (x) [3.50]% of the the Assumed Pool Principal Balance and (y) the Net Delinquency Calculation Amount.

CREDIT ENHANCEMENT (CONT.):  On or after the overcollateralization step down date, the Required Overcollateralization Amount is expected to equal the greater of (x) [7.00]% of the then outstanding aggregate unpaid principal balance of the Home Loans (the "Pool Principal Balance") and (y) the Net Delinquency Calculation Amount, subject to a floor of [0.50]% of the Assumed Pool Principal Balance.

                             On the Closing Date, the aggregate principal balance of the Notes and the Certificates will exceed the sum of the Assumed Pool Principal Balance by approximately 1%. The application of excess spread, if available, to reduce the principal balance of the Notes and the Certificates is intended, first, to eliminate such undercollateralization and, then, to create the overcollateralization described in the preceding paragraph.

                             Subordination: The rights of the Class M-1 Notes to receive payments will be subordinated to such rights of the Senior Notes. The rights of the Class M-2 Notes to receive payments will be subordinated to such rights of the Senior Notes and the M-1 Notes. The rights of the Class A-7 Certificates to receive distributions will be subordinated to such rights of the Senior Notes, the Class M-1 Notes, and the Class M-2 Notes. The rights of the Class B-1 Certificates to receive distributions will be subordinated to such rights of the Senior Notes, the Class M-1 Notes, the Class M-2 Notes, and the Class A-7 Certificates. The Residual Interest and the Class B-2 Certificates will be subordinated to all classes of Notes, the Class A-7 Certificates, and the Class B-1 Certificates.

APPLICATION OF
ALLOCABLE LOSS AMOUNTS:      Realized losses will be absorbed first by excess
                             spread, then by the reduction of the
                             Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, any Allocable Loss Amounts will be applied in reduction of (1) the Class B-2 Certificates until the Class B-2 Certificates have been reduced to zero; (2) the Class B-1 Certificates until the Class B-1 Certificates have been reduced to zero;
                             (3) the Class M-2 Notes until the Class M-2 Notes have been reduced to zero; and (4) the Class M-1
                             Notes until the Class M-1 Notes have been reduced to zero. The Senior Notes will not be reduced for any Allocable Loss Amounts. Any Allocable Loss
                             Amounts with respect to the Notes or the Certificates (the "Deferred Amounts") will entitle such class to receive reimbursement for such amount from and to the extent of funds available therefor in the priority described below.

PRIORITY OF PAYMENTS:        REGULAR PAYMENT AMOUNT:
                             The Regular Payment Amount shall be applied in the following priority:
                             (1)  To pay Accrued and Unpaid Interest on the
                                  Senior Notes, pro-rata (without any priority);
                             (2)  To pay Accrued and Unpaid Interest on the
                                  Class M-1 Notes;
                             (3)  To pay Accrued and Unpaid Interest on the
                                  Class M-2 Notes;
                             (4)  To distribute Accrued and Unpaid Interest on
                                  the Class A-7 Certificates;
                             (5)  To distribute Accrued and Unpaid Interest on
                                  the Class B-1 Certificates;
                             (6)  To distribute Accrued and Unpaid Interest on
                                  the Class B-2 Certificates;
                             (7)  To pay as principal, sequentially, to the
                                  Senior Notes, an amount necessary to reduce the balance of the Senior Notes to the Senior Optimal Principal Balance;
                             (8)  To pay, as principal to the Class M-1 Notes,
                                  an amount necessary to reduce the balance of the Class M-1 Notes to the Class M-1 Optimal Principal Balance;
                             (9)  To pay, as principal to the Class M-2 Notes,
                                  an amount necessary to reduce the balance of the Class M-2 Notes to the Class M-2 Optimal Principal Balance;
                             (10) To distribute, as principal to the Class B-1
                                  Certificates, an amount necessary to reduce the balance of the Class B-1 Certificates to the Class B-1 Optimal Principal Balance;
                             (11) To distribute, as principal to the Class B-2
                                  Certificates, an amount necessary to reduce the balance of the Class B-2 Certificates to the Class B-2 Certificate Optimal Principal Balance;
                             (12) To pay the Class M-1 Notes any Deferred
                                  Amounts;
                             (13) To pay the Class M-2 Notes any Deferred
                                  Amounts;
                             (14) To distribute to the Class B-1 Certificates
                                  any Deferred Amounts;
                             (15) To distribute to the Class B-2 Certificates
                                  any Deferred Amounts; and
                             (16) Any remaining amounts shall be paid to the
                                  holders of the Residual Interest.

EXCESS SPREAD:            Excess Spread, if any, will be applied in the
                          following order of priority (each after giving effect to all payments and disbursements specified above):
                             (1) To pay as principal to the Senior Notes, sequentially, up to the Overcollateralization Deficiency Amount (i.e. up to the amount necessary to cause the overcollateralization amount to equal the required overcollateralization amount), an amount necessary to reduce the balance of the Senior Notes to the Senior Optimal Principal Balance;
                             (2) To pay as principal to the Class M-1 Notes, up to the Overcollateralization Deficiency Amount, an amount necessary to reduce the balance of the Class M-1 Notes to the Class M-1 Optimal Principal Balance;
                             (3) To pay as principal to the Class M-2 Notes, up to the Overcollateralization Deficiency Amount, an amount necessary to reduce the balance of the Class M-2 Notes to the Class M-2 Optimal Principal Balance;
                             (4) To distribute as principal to the Class B-1 Certificates, up to the Overcollateralization Deficiency Amount, an amount necessary to reduce the balance of the Class B-1 Certificates to the Class B-1 Optimal Principal Balance;
                             (5) To distribute as principal to the Class B-2 Certificates, up to the Overcollateralization Deficiency Amount, an amount necessary to reduce the balance of the Class B-2 Certificates to the Class B-2 Optimal Principal Balance;
                             (6)  To pay the Class M-1 Notes any Deferred
                                  Amounts;
                             (7)  To pay the Class M-2 Notes any Deferred
                                  Amounts;
                             (8) To pay the Class B-1 Certificates any Deferred Amounts;
                             (9) To pay the Class B-2 Certificates any Deferred Amounts; and
                             (10) Any remaining amounts shall be paid to the
                                  holders of the Residual Interest.

SUMMARY OF EXPECTED SUBORDINATION & OVERCOLLATERALIZATION:

PRIOR TO STEP DOWN DATE

--------------------------------------------------------------------------------------------------------------------
                                                            EXPECTED REQUIRED             EXPECTED TOTAL
                                  EXPECTED INITIAL          OVERCOLLATERALIZATION         REQUIRED CREDIT
                                  SUBORDINATION (a)         AMOUNT (b)                    ENHANCEMENT

--------------------------------- ------------------------- ----------------------------- --------------------------
CLASS A NOTES                     35.50%                    3.50%                         39.00%
CLASS M-1 NOTES                   21.75%                    3.50%                         25.25%
CLASS M-2 NOTES                   14.75%                    3.50%                         18.25%
CLASS B-1 CERTIFICATES            4.75%                     3.50%                         8.25%
--------------------------------------------------------------------------------------------------------------------

         (a) Represents the expected amount of subordination for each class as of the Closing Date.

         (b) On the Closing Date, the aggregate principal balance of the Notes and the Certificates will exceed the Assumed Pool Principal Balance by approximately 1%. Excess spread, if available, will be applied to make accelerated payments of principal, first, to eliminate such undercollateralization and, second, to create overcollateralization until the Overcollateralization Amount equals the Required Overcollateralization Amount, which is expected to build to [3.50]% of the Assumed Pool Principal Balance.

OVERCOLLATERALIZATION
STEPDOWN DATE:      The Overcollateralization Stepdown Date is the
                    Payment Date occurring on the later of:

                    (1) the first Payment Date after February 20, 2001 (the 37th Payment Date); and

                    (2) the first Payment Date on which the aggregate principal balance of the Senior Notes has been reduced to an amount equal to or less than the amount by which the outstanding principal balance of the Home Loans exceeds the greater of:

                          (i) [71.00]% (or 2 times the initial Senior Subordination Level) of the outstanding principal balance of the Home Loans plus the Required Overcollateralization Amount for such date; and

                          (ii)    0.50% of the Assumed Pool Principal Balance.

SERVICING FEE/TRUSTEE FEE:   The Trust is subject to certain fees, including
                             a Servicing Fee of 1.25% per annum payable monthly and an Indenture Trustee Fee of 0.0075% per annum payable monthly.

ADVANCING BY THE SERVICER:   There is no required advancing of delinquent
                             principal or interest by the servicer or trustees.

ASSUMED POOL
PRINCIPAL BALANCE:           With respect to any Payment Date, the sum of
                             (i) the Initial Pool Principal Balance, (ii) the
                             Cut-Off Date Principal Balance of each Subsequent
                             Home Loan, and (iii) the amount, if any, on deposit in the Pre-funding Account (net of investment income).

NET DELINQUENCY
CALCULATION AMOUNT:          With respect to any Payment Date, the excess, if
                             any, of (x) the product of [1.7] and the Rolling
                             Six-Month Delinquency Average over (y) the aggregate of the amounts of Excess Spread for the three preceding Payment Dates.

ROLLING SIX-MONTH
DELINQUENCY AVERAGE:         With respect to any Payment Date, the average of
                             the applicable 60-Day Delinquency Amounts for each of the six immediately preceding due periods. The
                             "60-Day Delinquency Amount" for any due period is the aggregate of the Principal Balances of all Home
                             Loans that 60 or more days delinquent, in foreclosure or REO property as of the end of such due period, excluding any liquidated home loan.

OPTIONAL TERMINATION:        The Servicer may, at its option, effect an early
                             redemption or termination of the Notes and Certificates on or after any Payment Date on which the Pool Principal Balance declines to 10% or less of the Assumed Pool Principal Balance ("Optional
                             Termination Date") by purchasing the Home Loans for the termination price.

PRE-FUNDING ACCOUNT:         An amount not to exceed 25% of the aggregate
                             original principal balance of the Notes and the Certificates will be placed in a pre-funding account for the acquisition of additional mortgage loans during a [90-day] period following the Closing Date. Sale proceeds will also fund the Capitalized Interest Account.

TAX STATUS:                  For federal income tax purposes, the Notes will be
                             characterized as debt, and the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation.

ERISA ELIGIBILITY:           The Notes may be purchased by employee benefit
                             plans that are subject to ERISA. The Class A-7
                             Certificates and the Class B-1 Certificates may not be purchased by employee benefit plans that are subject to ERISA.

SMMEA TREATMENT:             The Notes, the Class A-7 Certificates and the Class
                             B-1 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

PROSPECTUS:                  The Notes, the Class A-7 Certificates and the Class
                             B-1 Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement
                             (together, the "Prospectus"). Complete information with respect to the Notes, the Class A-7
                             Certificates, the Class B-1 Certificates and the
                             Home Loans is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes, the Class A-7 Certificates, and the Class B-1
                             Certificates may not be consummated unless the purchaser has received the Prospectus.

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

  Fixed Rate Home Loans: Preliminary Characteristics of the Initial Home Loans as of the Statistical Calculation Date of 1/15/98:

           Total Number of Loans:                              4,818
           Initial Principal Balance:                $187,803,630.63
           Percent of Total Balance:                         100.00%
           Average Loan Balance:                          $38,979.58
           WA Home Loan Rate:                                 13.96%
           Range of Home Loan Rates:                  (8.30%-19.99%)
           WA Remaining Term (months):                           243
           WA Seasoning (months):                                  2
           Range of Seasoning:                                (0-59)
           WA Original Term (months):                            245
           WA FICO Score:                                        673
           WA Debt-to-Income Ratio:                            39.3%
           WA Combined LTV:                                   113.6%
           % Combined LTV > 100%                               87.0%
           Geographic Concentration:                      CA: 33.22%
           (as a Percentage of Loan Type)                 MI:  6.61%
           (States not listed account for                 MD:  5.42%
           less than 5% of the aggregate                  WA:  5.31%
           principal balance of the category)             VA:  5.12%

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

  Fixed Rate Home Loans: Preliminary Characteristics of the Initial Home Loans as of the Statistical Calculation Date of 1/15/98:

                                 HOME LOAN RATE


           RANGE OF                                                      PERCENT OF TOTAL
          HOME LOAN               NUMBER OF           AGGREGATE            BY AGGREGATE
           RATES(%)               HOME LOANS      PRINCIPAL BALANCE      PRINCIPAL BALANCE
------------------------------   ------------    -------------------    -------------------

  8.001 to 9.000                         1         $     30,581.62               0.02%
 9.001 to 10.000                        15              446,543.84               0.24
10.001 to 11.000                        50            1,605,923.45               0.86
11.001 to 12.000                       281           11,240,736.12               5.99
12.001 to 13.000                     1,038           45,639,200.06              24.30
13.001 to 14.000                     1,258           52,099,083.96              27.74
14.001 to 15.000                     1,106           42,685,423.97              22.73
15.001 to 16.000                       776           25,254,109.73              13.45
16.001 to 17.000                       244            7,544,106.49               4.02
17.001 to 18.000                        43            1,114,715.47               0.59
18.001 to 19.000                         5              118,260.18               0.06
19.001 to 20.000                         1               24,945.74               0.01
                                    ------       -------------------          -------
     Total                           4,818         $187,803,630.63             100.00%

                           CURRENT PRINCIPAL BALANCE

           RANGE OF                                                      PERCENT OF TOTAL
         CUT-OFF DATE             NUMBER OF           AGGREGATE            BY AGGREGATE
    PRINCIPAL BALANCE($)          HOME LOANS      PRINCIPAL BALANCE      PRINCIPAL BALANCE
------------------------------   ------------    -------------------    -------------------
Up to 10,000.00                         44         $    371,996.99               0.20%
10,000.01 to 20,000.00                 483            8,085,345.50               4.31
20,000.01 to 30,000.00               1,213           31,557,274.81              16.80
30,000.01 to 40,000.00               1,254           44,252,356.86              23.56
40,000.01 to 50,000.00                 924           43,201,343.09              23.00
50,000.01 to 60,000.00                 359           20,003,910.01              10.65
60,000.01 to 70,000.00                 206           13,497,750.95               7.19
70,000.01 to 80,000.00                 244           18,200,472.34               9.69
80,000.01 to 90,000.00                  29            2,494,035.46               1.33
90,000.01 to 100,000.00                 61            6,026,447.62               3.21
110,000.01 to 120,000.00                 1              112,697.00               0.06
                                    ------       -------------------          -------
     Total                           4,818         $187,803,630.63             100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION BY THE
     DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Fixed Rate Home Loans: Preliminary Characteristics of the Initial Home Loans as of the Statistical Calculation Date of 1/15/98:

                     ORIGINAL LOAN PRINCIPAL BALANCE

      RANGE OF                                                     PERCENT OF TOTAL
      ORIGINAL             NUMBER OF            AGGREGATE             BY AGGREGATE
PRINCIPAL BALANCE($)       HOME LOANS       PRINCIPAL BALANCE      PRINCIPAL BALANCE
---------------------     ------------     -------------------     -----------------
 Up to 10,000,000                  37            $ 329,524,52               0.18%
 10,000.001 to  20,000.00         479            7,954,770.60               4.24
 20,000.001 to  30,000.00       1,219           31,621,908.96              16.84
 30,000.001 to  40,000.00       1,251           44,081,463.28              23.47
 40,000.001 to  50,000.00         930           43,424,962.97              23.12
 50,000.001 to  60,000.00         358           19,917,742.87              10.61
 60,000.001 to  70,000.00         206           13,487,766.51               7.18
 70,000.001 to  80,000.00         246           18,322,595.66               9.76
 80,000.001 to  90,000.00          30            2,523,750.64               1.34
 90,000.001 to 100,000.00          61            6,026,447.62               3.21
110,000.001 to 120,000.00           1              112,697.00               0.06
                           ------------     -----------------      -----------------
            Total               4,818         $187,803,630.63             100.00%


                        MONTHS SINCE ORIGINATION

                                                                       PERCENT OF TOTAL
 NUMBER OF MONTHS           NUMBER OF           AGGREGATE                 BY AGGREGATE
SINCE ORIGINATION          HOME LOANS       PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------      -----------      ------------------          -----------------
0 to 1                           360          $15,190,531.02                   8.09%
2 to 12                        4,306          169,171,235.58                  90.08
13 to 24                         135            3,183,151.50                   1.69
25 to 36                          12              168,672.66                   0.09
37 or more                         5               90,039.87                   0.05
                          -----------      ------------------          -----------------
          Total                4,818         $187,803,630.63                 100.00%



                          REMAINING TERM TO MATURITY


                                                                        PERCENT OF TOTAL
RANGE OF REMAINING TERM    NUMBER OF           AGGREGATE                  BY AGGREGATE
  TO MATURITY MONTHS       HOME LOANS       PRINCIPAL BALANCE          PRINCIPAL BALANCE
-----------------------    -----------      ------------------         ------------------
Up to 30                          5         $    196,501.13                   0.10%
31 to 60                         46            1,026,457.90                   0.55
61 to 90                          1               19,421.10                   0.01
91 to 120                       386           10,314,151.97                   5.49
121 to 150                        5              109,449.04                   0.06
151 to 180                    1,371           48,826,461.51                  26.00
181 to 210                        6              171,438.82                   0.09
211 to 240                      979           38,688,379.16                  20.60
241 to 270                        1                9,868.48                   0.01
271 to 300                    2,017           88,396,678.16                  47.07
301 or more                       1               44,823.36                   0.02
                           ----------       ------------------         -----------------
        Total                 4,818         $187,803,630.63                 100.00%


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FIXED RATE HOME LOANS: PRELIMINARY CHARACTERISTICS OF THE INITIAL HOME LOANS AS OF THE STATISTICAL CALCULATION DATE OF 1/15/98:

                                                      GEOGRAPHIC CONCENTRATION

                                                                                                   PERCENT OF TOTAL
                                                                NUMBER OF         AGGREGATE          BY AGGREGATE
                            STATE                               HOME LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------------------------------------------------   ----------    -----------------    -----------------

Alaska                                                                19       $     802,976.37            0.43%
Arizona                                                              231           8,216,169.86            4.37
Arkansas                                                              18             601,961.26            0.32
California                                                         1,516          62,395,984.61           33.22
Colorado                                                             131           5,431,777.86            2.89
Connecticut                                                           98           3,972,468.03            2,12
Delaware                                                              10             365,483.82            0.19
District of Columbia                                                   7             284,259.48            0.15
Florida                                                              254           9,033,987.26            4.81
Hawaii                                                                13             773,541.96            0.41
Idaho                                                                 52           1,918,380.05            1.02
Illinois                                                               1              18,531.26            0.01
Indiana                                                              105           3,520,422.15            1.87
Iowa                                                                  28             894,989.25            0.48
Kansas                                                                30           1,145,011.23            0.61
Kentucky                                                              28             923,141.66            0.49
Louisiana                                                             32           1,048,233.31            0.56
Maryland                                                             240          10,187,342.75            5.42
Massachusetts                                                         61           2,386,497.22            1.27
Michigan                                                             370          12,421,370.32            6.61
Minnesota                                                             56           1,878,395.71            1.00
Mississippi                                                            3              74,173.00            0.04
Missouri                                                             103           3,469,195.59            1.85
Montana                                                               19             663,276.52            0.35
Nebraska                                                               3             142,694.72            0.08
Nevada                                                               219           9,231,751.21            4.92
New Hampshire                                                          8             234,177.61            0.12
New Jersey                                                             1              46,911.14            0.02
New Mexico                                                            42           1,304,614.36            0.69
New York                                                              88           3,862,418.39            2.06
North Carolina                                                        89           2,795,722.70            1.49
Ohio                                                                   2              58,069.33            0.03
Oklahoma                                                              69           2,435,312.76            1.30
Oregon                                                               114           4,757,407.58            2.53
Pennsylvania                                                          62           2,282,545.97            1.22
Rhode Island                                                          32           1,130,147.67            0.60
South Carolina                                                        12             406,828.82            0.22
South Dakota                                                           1              50,000.00            0.03
Tennessee                                                             29           1,061,910.16            0.57
Utah                                                                  79           3,364,805.26            1.79
Virginia                                                             238           9,611,393.98            5.12
Washington                                                           241           9,964,181.30            5.31
West Virginia                                                          1              39,722.75            0.02
Wisconsin                                                             51           2,074,288.06            1.10
Wyoming                                                               12             521,156.33            0.28
                                                                ----------    -----------------         -------
     TOTAL                                                         4,818       $ 187,803,630.63          100.00%

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

  Fixed Rate Home Loans: Preliminary Characteristics of the Initial Home Loans as of the Statistical Calculation Date of 1/15/98:

                                 CREDIT SCORES

                                                                                PERCENT OF
                                                                                   TOTAL
                                                                               BY AGGREGATE
                                         NUMBER OF           AGGREGATE           PRINCIPAL
        RANGE OF FICO SCORES            HOME LOANS       PRINCIPAL BALANCE        BALANCE
------------------------------------   -------------    -------------------    -------------
Up to 619                                     81          $  2,365,367.21            1.26%
620 to 639                                   831            28,491,258.98           15.17
640 to 659                                 1,022            40,335,297.22           21.48
660 to 679                                 1,019            41,505,777.14           22.10
680 to 699                                   901            39,616,541.20           21.09
700 to 719                                   511            19,266,422.57           10.26
720 to 739                                   251             9,400,746.31            5.01
740 to 759                                   134             4,786,288.42            2.55
760 to 779                                    55             1,563,962.89            0.83
780 to 799                                    13               471,968.69            0.25
                                          ------        -------------------    -------------
        TOTAL                              4,818          $187,803,630.63          100.00%


                              DEBT-TO-INCOME RATIO

                                                                                PERCENT OF
                                                                                   TOTAL
                                                                               BY AGGREGATE
              RANGE OF                   NUMBER OF           AGGREGATE           PRINCIPAL
       DEBT-TO-INCOME RATIOS            HOME LOANS       PRINCIPAL BALANCE        BALANCE
------------------------------------   -------------    -------------------    -------------
Up to 20.00                                   47          $  1,566,678.91            0.83%
20.01 to 25.00                               192             6,598,597.67            3.51
25.01 to 30.00                               440            15,229,468.16            8.11
30.01 to 35.00                               759            27,562,300.71           14.68
35.01 to 40.00                             1,074            40,463,387.12           21.55
40.01 to 45.00                             1.380            54,227,607.37           28.87
45.01 to 50.00                               793            35,893,208.42           19.11
50.01 to 55.00                               100             4,905,356.25            2.61
55.01 to 60.00                                12               582,160.50            0.31
60.01 to 65.00                                11               369,548.09            0.20
65,01 to 70.00                                 6               240,344.40            0.13
75.01 to 80.00                                 3               138,523.03            0.07
80.01 to 85.00                                 1                26,450.00            0.01
                                          ------        -------------------    -------------
     Total                                 4,818          $187,803,630.63          100.00%

 Transaction Summary (a)
--------------------------------------------------------------------------------------------------------
                                      Estimated   Estimated    Estimated    Estimated     Expected
                          Interest       WAL      Modified     Principal    Principal     Ratings
  Security    Approximate    Rate      to Call    Duration      Lockout      Window      (S&P/Fitch)
                 Size                   years)     (years)      (months)    (months)
--------------------------------------------------------------------------------------------------------
Class A-1   $56,540,000   Floating(b)    0.75       0.71         none          16         AAA / AAA
Class A-2   $55,430,000     Fixed        2.00       1.83          15           17         AAA / AAA
Class A-3   $21,410,000     Fixed        3.00       2.66          31            8         AAA / AAA
Class A-4   $36,980,000     Fixed        4.00       3.42          38           29         AAA / AAA
Class A-5   $11,690,000     Fixed        7.00       5.36          66           38         AAA / AAA
Class A-6   $13,385,000     Fixed       11.06       7.38         103           41         AAA / AAA
Class M-1   $41,662,500     Fixed        8.25       5.83          50           94          AA / AA
Class M-2   $21,210,000     Fixed        8.25       5.78          50           94           A / A
Class B-1   $30,300,000     Fixed        8.25       5.63          50           94        BBB- / BBB
--------------------------------------------------------------------------------------------------------

     Note:(a) 100% Prepayment Assumption: 2.0% CPR in month 1, and an additional 0.9286% per annum in each month thereafter until month 15. On and after month 15, 15.0% CPR.
          (b) The lesser of (i) One-Month LIBOR plus 0._ % and (ii) the weighted average Loan Rate less 1.2575%.

Class A-1 (to maturity)
---------------------------------------------------------------------------------------
% of Prepayment Assumption           0%      50%      75%     100%    125%     150%
Ramp to                           0.00%    7.50%   11.25%   15.00%  18.75%   22.50%
----------------------------------------------------------------------------------------
Average Life (years)               3.12     1.04     0.86     0.75    0.68     0.62
Modified Duration (years)          2.66     0.98     0.81     0.71    0.64     0.59
First Principal Payment         3/20/98  3/20/98  3/20/98  3/20/98 3/20/98  3/20/98
Last Principal Payment         12/20/04  3/20/00  9/20/99  6/20/99 4/20/99  2/20/99
Principal Lockout (months)         none     none     none     none    none     none
Principal Window (months)            82       25       19       16      14       12
Illustrative Yield @ Par (30/360) 5.956%  5.942%   5.936%    5.935%  5.936%   5.935%
----------------------------------------------------------------------------------------

 Class A-2 (to maturity)
----------------------------------------------------------------------------------------
 % of Prepayment Assumption               0%     50%      75%    100%     125%      150%
 Ramp to                               0.00%   7.50%   11.25%  15.00%   18.75%    22.50%
----------------------------------------------------------------------------------------
Average Life (years)                   9.33    3.28     2.46     2.00    1.71      1.50
Modified Duration (years)              6.84    2.87     2.21     1.83    1.57      1.39
First Principal Payment            12/20/04 3/20/00  9/20/99  6/20/99 4/20/99   2/20/99
Last Principal Payment              8/20/09 8/20/02  6/20/01 10/20/00 5/20/00   1/20/00
Principal Lockout (months)               81      24       18       15      13        11
Principal Window (months)                57      30       22       17      14        12
Illustrative Yield @ Par (30/360)     6.365%  6.298%   6.263%   6.231%  6.202%    6.175%
----------------------------------------------------------------------------------------

  Class A-3 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
 % of Prepayment Assumption                           0%           50%          75%         100%         125%        150%
 Ramp to                                           0.00%         7.50%       11.25%       15.00%       18.75%      22.50%
--------------------------------------------------------------------------------------------------------------------------
 Average Life (years)                             12.28          5.05         3.76         3.00         2.51        2.17
 Modified Duration (years)                         8.29          4.20         3.25         2.66         2 26        1.97
 First Principal Payment                        8/20/09       8/20/02      6/20/01     10/20/00      5/20/00     1/20/00
 Last Principal Payment                         1/20/11       9/20/03      4/20/02      5/20/01     11/20/00     6/20/00
 Principal Lockout (months)                         137            53           39           31           26          22
 Principal Window (months)                           18            14           11            8            7           6
 Illustrative Yield @ Par (30/360)                6.445%        6.406%       6.382%       6.359%       6.337%      6.315%
--------------------------------------------------------------------------------------------------------------------------

 Class A-4 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
 % of Prepayment Assumption                           0%           50%          75%         100%         125%        150%
 Ramp to                                           0.00%         7.50%       11.25%       15.00%       18.75%      22.50%
--------------------------------------------------------------------------------------------------------------------------
 Average Life (years)                             14.16          6.73         5.03         4.00         3.32        2.84
 Modified Duration (years)                         8.99          5.29         4.16         3.42         2.90        2.52
 First Principal Payment                        1/20/11       9/20/03      4/20/02      5/20/01     11/20/00     6/20/00
 Last Principal Payment                         3/20/15       4/20/07      2/20/05      9/20/03      9/20/02     1/20/02
 Principal Lockout (months)                         154            66           49           38           32          27
 Principal Window (months)                           51            44           35           29           23          20
 Illustrative Yield @ Par (30/360)                6.581%        6.554%       6.537%       6.519%       6.501       6.483%
--------------------------------------------------------------------------------------------------------------------------

 Class A-5 (to maturity)
--------------------------------------------------------------------------------------------------------------------------
 % of Prepayment Assumption                           0%           50%          75%         100%         125%        150%
 Ramp to                                           0.00%         7.50%       11.25%       15.00%       18.75%      22.50%
--------------------------------------------------------------------------------------------------------------------------
 Average Life (years)                             18.94         11.20         8.71         7.00         5.79        4.92
 Modified Duration (years)                        10.22          7.53         6.32         5.36         4.62        4.04
 First Principal Payment                        3/20/15       4/20/07      2/20/05      9/20/03      9/20/02     1/20/02
 Last Principal Payment                        12/20/18       7/20/11     10/20/08     10/20/06      5/20/05     3/20/04
 Principal Lockout (months)                         204           109           83           66           54          46
 Principal Window (months)                           46            52           45           38           33          27
 Illustrative Yield @ Par (30/360)                7.046%        7.033%       7.024%       7.014%       7.003%      6.991%
--------------------------------------------------------------------------------------------------------------------------

    Class A-6 (to maturity)
---------------------------------------------------------------------------------------------------------
    % of Prepayment Assumption            0%         50%         75%         100%        125%       150%
    Ramp to                            0.00%       7.50%      11.25%       15.00%      18.75%     22.50%
---------------------------------------------------------------------------------------------------------
    Average Life (years)              23.11       17.79       15.06        12.72       10.82       9.32
    Modified Duration (years)         10.92        9.64        8.79         7.94        7.16       6.46
    First Principal Payment        12/20/18     7/20/11     10/20/08    10/20/06    10/20/05    3/20/04
    Last Principal Payment         12/20/22     7/20/22     10/20/21     2/20/20     9/20/17    8/20/15
    Principal Lockout (months)          249         160          127         103          86         72
    Principal Window (months)            49         133          157         161         149        138
    Illustrative Yield @ Par
    (30/360)                          7.308%      7.319%       7.326%      7.328%      7.330%     7.329%
--------------------------------------------------------------------------------------------------------

    Class M-1 (to maturity)
--------------------------------------------------------------------------------------------------------
    % of Prepayment Assumption            0%         50%          75%        100%        125%      150%
    Ramp to                            0.00%       7.50%       11.25%      15.00%      18.75%    22.50%
--------------------------------------------------------------------------------------------------------
    Average Life (years)              20.01       13.31        10.82        8.94        7.52      6.44
    Modified Duration (years)          9.98        7.92         6.91        6.06        5.35      4.77
    First Principal Payment         8/20/12     5/20/05      7/20/03     5/20/02     8/20/01   3/20/01
    Last Principal Payment         12/20/22     6/20/22      6/20/21     7/20/19     2/20/17  12/20/14
    Principal Lockout (months)          173          86           64          50          41        36
    Principal Window (months)           125         206          216         207         187       166
    Illustrative Yield @ Par
    (30/360)                          7.590%      7.587%       7.586%      7.582%      7.578%    7.572%
--------------------------------------------------------------------------------------------------------

    Class M-2 (to maturity)
--------------------------------------------------------------------------------------------------------
    % of Prepayment Assumption            0%         50%          75%        100%        125%      150%
    Ramp to                            0.00%       7.50%       11.25%      15.00%      18.75%    22.50%
--------------------------------------------------------------------------------------------------------
    Average Life (years)              20.01       13.31        10.81        8.91        7.50      6.42
    Modified Duration (years)          9.82        7.82         6.84        6.00        5.30      4.72
    First Principal Payment         8/20/12     5/20/05      7/20/03     5/20/02     8/20/01   3/20/01
    Last Principal Payment         11/20/22     2/20/22      9/20/20     3/20/18    12/20/15   9/20/13
    Principal Lockout (months)          173          86           64          50          41        36
    Principal Window (months)           124         202          207         191         173       151
    Illustrative Yield @ Par
     (30/360)                         7.795%      7.792%       7.790%      7.785%      7.781%    7.774%
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Class B-1 (to maturity)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption               0%         50%       75%     100%       125%      150%
Ramp to                               0.00%       7.50%    11.25%   15.00%     18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)                 20.00       13.28     10.76     8.87       7.44      6.37
Modified Duration (years)             9.35        7.52      6.61     5.81       5.15      4.60
First Principal Payment            8/20/12     5/20/05   7/20/03  5/20/02    8/20/01   3/20/01
Last Principal Payment            11/20/22     9/20/21  11/20/19  5/20/17   12/20/14   9/20/12
Principal Lockout (months)             173          86        64       50         41        36
Principal Window (months)              124         197       197      181        161       139
Illustrative Yield @ Par (30/360)    8.441%      8.436%    8.433%   8.427%     8.421%    8.413%
-----------------------------------------------------------------------------------------------

 ** Class A-6 (to 10% clean-up call)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption              0%         50%        75%     100%       125%      150%
Ramp to                              0.00%       7.50%     11.25%   15.00%     18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)                22.69       16.29      13.29    11.06       9.28      7.94
Modified Duration (years)           10.84        9.28       8.28     7.38       6.54      5.85
First Principal Payment          12/20/18     7/20/11   10/20/08 10/20/06    5/20/05   3/20/04
Last Principal Payment            5/20/21     8/20/15    5/20/12  2/20/10    3/20/08  10/20/06
Principal Lockout (months)            249         160        127      103         86        72
Principal Window (months)              30          50         44       41         35        32
Illustrative Yield @ Par (30/360)   7.305%      7.299%     7.294%   7.288%     7.282%    7.275%
-----------------------------------------------------------------------------------------------

** Class M-1 (to 10% clean-up call)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%         50%         75%     100%       125%      150%
Ramp to                             0.00%       7.50%      11.25%   15.00%     18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)               19.83        12.69      10.09     8.25       6.88      5.87
Modified Duration (years)           9.95         7.77       6.70     5.83       5.10      4.52
First Principal Payment          8/20/12      5/20/05    7/20/03  5/20/02    8/20/01   3/20/01
Last Principal Payment           5/20/21      8/20/15    5/20/12  2/20/10    3/20/08  10/20/06
Principal Lockout (months)           173           86         64       50         41        36
Principal Window (months)            106          124        107       94         80        68
Illustrative Yield @ Par (30/360)  7.589%       7.578%     7.569%   7.561%     7.551%    7.541%
------------------------------------------------------------------------------------------------

** Class M-2 (to 10% clean-up call)

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% of Prepayment Assumption                 0%          50%          75%         100%         125%         150%
Ramp to                                 0.00%        7.50%       11.25%       15.00%       18.75%       22.50%
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
Average Life (years)                    19.83        12.69        10.09         8.25         6.88         5.87
Modified Duration (years)                9.80         7.68         6.64         5.78         5.06         4.49
First Principal Payment               8/20/12      5/20/05      7/20/03      5/20/02      8/20/01      3/20/01
Last Principal Payment                5/20/21      8/20/15      5/20/12      2/20/10      3/20/08      10/20/06
Principal Lockout (months)                173           86           64           50           41           36
Principal Window (months)                 106          124          107           94           80           68
Illustrative Yield @ Par (30/360)      7.793%       7.782%       7.774%       7.765%       7.755%       7.744%
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


** Class B-1 (to 10% clean-up call)

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% of Prepayment Assumption                 0%          50%          75%         100%         125%         150%
Ramp to                                 0.00%        7.50%       11.25%       15.00%       18.75%       22.50%
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
Average Life (years)                    19.83        12.69        10.09         8.25         6.88         5.87
Modified Duration (years)                9.33         7.41         6.44         5.63         4.95         4.40
First Principal Payment               8/20/12      5/20/05      7/20/03      5/20/02      8/20/01      3/20/01
Last Principal Payment                5/20/21      8/20/15      5/20/12      2/20/10      3/20/08      10/20/06
Principal Lockout (months)                173           86           64           50           41           36
Principal Window (months)                 106          124          107           94           80           68
Illustrative Yield @ Par (30/360)       8.439%       8.427%       8.418%       8.408%       8.397%       8.386%
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



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